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                                                                   Exhibit 99.2



                              EMPLOYMENT AGREEMENT
                              --------------------

   THIS AGREEMENT is made as of the 13th day of August, 1996, by and between NCS HEALTHCARE OF OKLAHOMA, INC., an Oklahoma corporation (the "Company"), and CHARLES OLIVER, an individual ("Employee").

                                   RECITALS:
                                   ---------

   A. Employee is a principal officer and shareholder of Thrifty Medical Supply, Inc. ("Thrifty") and Northside Pharmacy, Inc. ("Northside"), each an Oklahoma corporation, and a principal officer and member of Thrifty Medical of Tulsa, L.L.C., an Oklahoma limited liability company ("Thrifty Tulsa," and together with Thrifty Medical and Northside, the "Acquired Companies").

   B. Employee has obtained valuable knowledge and experience pertaining to Sellers' businesses (the "Businesses") of providing pharmaceuticals, drugs, biologicals, medical devices, durable medical equipment and other health or medical supplies and related services to nursing homes, other institutional care facilities and individuals residing in such facilities.

   C. The Company is acquiring substantially all of the assets of Thrifty Tulsa related to the Businesses pursuant to that certain Asset Purchase Agreement, dated August 13, 1996 (the "Asset Purchase Agreement"), by and among the Company, Thrifty Tulsa and the members of Thrifty Tulsa. The Company is also acquiring Northside by means of a merger of Northside with and into the Company, pursuant to an Agreement of Merger dated as of August 13, 1996 (the "Merger Agreement"), by and among Northside, the shareholders thereof, the Company, and NCS HealthCare, Inc., a Delaware corporation and the parent corporation of the Company ("NCS"). NCS is acquiring all of the outstanding capital stock of Thrifty Medical pursuant to a certain Stock Purchase Agreement, dated August 13, 1996 (the "Stock Purchase Agreement"), by and among NCS, the shareholders of Thrifty Medical, and Willis V. Smith.

   D. As a condition to all of such acquisitions, Employee and the Company desire to enter into an agreement to provide for the employment of Employee by the Company.

   In consideration of and in reliance upon the covenants, obligations and agreements contained herein, the Company and Employee hereby agree as follows:

   1. EMPLOYMENT SERVICES. For the five (5) year period commencing on the date hereof (the "Employment Period"), the Company hereby agrees to employ Employee as an employee. As such, Employee shall perform such reasonable and appropriate duties for the Company as may be assigned to him by the Board of Directors of the Company (the "Board") or its designee. Throughout the


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Employment Period, Employee shall devote his efforts diligently and faithfully on a full-time basis to the business and welfare of the Company in accordance with and in furtherance of the policies and directives of the Board. Employee will not engage in any activity which interferes with the performance of his duties hereunder and in any case will not hold any part-time job or perform any consulting services; PROVIDED, HOWEVER, that Employee may provide consulting services to Captiva L.L.C., an Oklahoma limited liability company, and may continue to sell wound care supplies and services, of the types which Employee is engaged in selling as of the date hereof, in Oklahoma as a commissioned salesman, it being understood that NCS has declined to purchase such wound care business from Employee (such wound care activities and Captiva L.L.C. are herein referred to collectively as the "Retained Interests"), as long as such services and activities do not interfere with the performance of Employee's duties to the Company hereunder. Employee shall not be required to move his residence outside of the Oklahoma City, Oklahoma, metropolitan area without his consent.

   2.  COMPENSATION AND BENEFITS.

     2.1 SALARY. The Company shall pay Employee a base salary (the "Base Salary") during his employment at the rate of $90,000.00 per year, less such deductions and withholdings as are required by law, payable in accordance with the Company's standard payroll practices. Employee's Base Salary shall be subject to annual reviews and such increases as the Company may determine in its sole discretion from time to time.

     2.2 BONUS. In addition to the Base Salary provided under Section 2.1, the Company shall pay Employee a bonus (the "EBIT-A Bonus") based upon the net earnings of the Company before interest, taxes and amortization ("EBIT-A") for its fiscal year ending June 30, 1997, in accordance with the provisions of EXHIBIT A attached hereto and incorporated herein by reference. The amount of the EBIT-A Bonus, if any, shall be payable to Employee within 90 days after the close of such fiscal year. The EBIT-A Bonus in subsequent fiscal years shall be discretionary with the Company and subject to such period adjustments as the Company may determine in its sole discretion from time to time.

     2.3 BENEFITS. The Company shall provide Employee during the Employment Period with substantially the same benefits as are generally provided other executive employees of the Company.

     2.4 EXPENSES. The Company shall reimburse Employee for reasonable expenses incurred by him on behalf of the Company in the performance of his services during his employment. Employee shall furnish the Company with the documentation in connection with such expenses required by the Internal Revenue Code and the regulations promulgated thereunder.





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     2.5  VACATION.  During the Employment Period Employee shall be entitled to four (4) weeks of paid vacation per year. All vacations shall be taken at such time or times as are mutually convenient for Employee and the Company.

     2.6 AUTOMOBILE. The Company shall furnish Employee during his employment with the same automobile which Employee was being furnished by the Acquired Companies as of the date of this Agreement (the "Automobile") and which the Company acquired pursuant to the Asset Purchase Agreements; PROVIDED, that following the expiration of the lease on the Automobile or the end of the useful life thereof, Employee's entitlement to the use of a Company automobile will be subject to the Company's standard policies regarding automobile usage.

   3.  NON-DISCLOSURE, NON-COMPETITION AND NON-INTERFERENCE.

     3.1 NON-COMPETITION. Employee agrees that during the seven (7) year period commencing on the date of this Agreement, he shall not directly or indirectly, without the prior written approval of the Board, enter into the employ of, render any services or assistance to, acquire any financial interest in, or otherwise become associated in any way with any person or entity ("Competitor"), whether in the capacity of principal, agent, partner, officer, director, employee, consultant, shareholder, or otherwise, which provides pharmaceuticals, drugs, biologicals, medical devices, durable medical equipment or other health or medical supplies to nursing homes or other institutional care facilities in the states of Oklahoma, Ohio, Indiana, Pennsylvania, Kentucky, Illinois, Wisconsin, Minnesota, Michigan, Maine, New Hampshire, Massachusetts, Vermont, Connecticut, New York, New Jersey, Missouri, Iowa, Kansas or Oregon, or to individuals residing in any such home or facility in such geographic region. Nothing in this Section 3 shall prevent Employee from being a member or officer of or from participating in the activities of any trade or professional association, or from acquiring an equity interest in the Company or any of its affiliates or an equity interest of less than one percent (1%) in a Competitor whose shares are traded on a national securities exchange or over-the-counter, or from performing consulting or referral services to or maintaining his interests in the Retained Interests, subject to the limitations and conditions of Section 1 hereof.

   Notwithstanding the foregoing provisions of this Section 3.1, following his employment hereunder, Employee shall be permitted to provide services as a pharmacist in a hospital pharmacy, mail-order pharmacy, or a retail pharmacy so long as such retail pharmacy services less than two hundred (200) long-term care beds and Employee has no contact with administrators or owners of such long-term care facilities.

     3.2 NON-DISCLOSURE. Employee agrees that he shall not directly or indirectly disseminate verbally or in writing





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(except for such disclosure of the terms of this Agreement and the Acquisition
Agreements as may be required to be made to Employee's legal and accounting advisors for purposes of rendering consultation to Employee), or use for his personal benefit any Confidential Information, regardless of how it may have been acquired, except for the disclosure of such information as may be required by law, or authorized in writing by the Board. Employee further agrees that upon termination of his employment he will return promptly to the Company all memoranda, notes, records, reports, manuals, and other documents (and all copies thereof) relating to the Company's business which he may then possess or have under his control. For purposes of this Agreement, "Confidential Information" means all information relating to the terms and conditions of this Agreement, the Asset Purchase Agreement, the Merger Agreement, the Stock Purchase Agreement, and the transactions contemplated thereby and all information belonging to, used by, or which is in the possession of the Company relating to the Company's business, products, services, strategies, pricing, customers, representatives, suppliers, distributors, technology, programs, finances, costs, employee compensation, marketing plans, developmental plans, computer software (including all operating system and systems application software), inventions, developments, or trade secrets, all to the extent such information is not intended by the Company to be disseminated to the public or to other participants in its trade or business or is otherwise not generally known to Competitors of the Company. Employee acknowledges that all of the Confidential Information is and shall continue to be the exclusive proprietary property of the Company, whether or not prepared in whole or in part by Employee and whether or not disclosed to or entrusted to the custody of Employee.

     3.3 NON-INTERFERENCE. Employee agrees that he shall not at any time during the term of this Agreement and for two (2) years thereafter induce, attempt to induce, or assist others in inducing or attempting to induce any employee, agent, customer, or supplier of the Company or any other person or entity associated or doing business with the Company (or proposing to become associated or to do business with the Company) to terminate his or its relationship with the Company (or to refrain from becoming associated or doing business with the Company) or in any other manner to interfere with the relationship between the Company and any such person or entity.

     3.4 NEW DEVELOPMENTS. Employee agrees that he will disclose promptly to the Company any and all improvements, inventions, developments, discoveries, innovations, systems, techniques, ideas, processes, programs, and other things, whether patentable or unpatentable, related in any way to the Company's business at the time, that are made or conceived by him alone or with others, in whole or in part, during his employment and which were made or conceived in whole or in part with the Company's resources or during Company time (collectively referred to as the "New Developments"). Employee further agrees that all such New





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Developments made or conceived in whole or in part with Company resources or during Company time shall be and remain the sole and exclusive property of the Company and that Employee shall, upon the request of the Company, and without further compensation, do all lawful things reasonably necessary to ensure the Company's ownership of any New Development, including the execution of any necessary documents assigning and transferring to the Company all of Employee's right, title and interest in and to any New Development, and the execution of all necessary documents required to enable the Company to file and obtain patents and copyrights in the United States and foreign countries on any New Development.

     3.5 REMEDIES. If Employee commits or threatens to commit a breach of any of the provisions of this Section 3, the Company shall have the right to have the provisions of this Agreement specifically enforced by any court having jurisdiction, it being acknowledged by Employee and agreed by the parties that any such breach or threatened breach will cause injury to the Company for which money damages along will not provide an adequate remedy. The rights and remedies enumerated above shall be in addition to, and not in lieu of, any other rights and remedies available to the Company at law or in equity.

     3.6 REFORMATION OF AGREEMENT. In the event that any of the covenants contained in this Section 3, or any portion thereof, shall be found by a court of competent jurisdiction to be invalid or unenforceable as against public policy or for any other reason, such court shall exercise its discretion to reform such covenant to the end that Employee shall be subject to non-disclosure, non-interference and non-competition covenants that are reasonable under the circumstances and are enforceable by the Company. In any event, if any provision of this Agreement is found unenforceable for any reason, such provision shall remain in force and effect to the maximum extent allowable and all non-affected provisions shall remain fully valid and enforceable.

     3.7 EXPENSES OF ENFORCEMENT OF COVENANTS. In the event that any action, suit, or other proceeding at law or in equity is brought to enforce any of the covenants contained in this Section 3, or to obtain money damages for the breach thereof, the party prevailing in any such action, suit or other proceeding shall be entitled upon demand to reimbursement from the other party for all expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred in connection therewith.

   4.  TERM.

     4.1 MANNER OF TERMINATION. This Agreement may be terminated prior to the end of the Employment Period, as follows:

     (a) BY THE COMPANY FOR DISABILITY. At the option of and by written notice from the Company if Employee shall become disabled, which, for purposes of this Agreement, shall be deemed to





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have occurred if Employee suffers from any disability or impairment of health which continues for at least 120 days and which in the opinion of the Board renders the Employee unable to perform his duties on an active, full-time basis.

     (b) BY THE COMPANY FOR GOOD CAUSE. At the option of and by written notice from the Company if the Board shall find "good cause" for termination, which, for purposes of this Agreement, shall mean (i) a material breach by Employee of his obligations under this Agreement or his fiduciary duties to the Company, (ii) public conduct which in any manner offends against decency or morality, (iii) repeated absenteeism, (iv) drug use or excessive alcohol consumption on the part of Employee, or (v) if Employee fails, after notice and a reasonable chance to cure, to observe the directives of the Board or its designee to whom Employee reports.

     (c) BY EMPLOYEE. By Employee upon not less than 120 days advance written notice.

     (d)  DEATH.  As of the end of the month in which Employee dies.

     4.2  CONSEQUENCES OF TERMINATION.

     (a) IN GENERAL. Notwithstanding any provision in this Agreement to the contrary, upon any termination of this Agreement, the provisions hereof will survive such termination to the extent required so that (i) the Company may enforce the obligations of Employee under Section 3, and (ii) Employee and the Company may each enforce any obligations of the other which accrued hereunder before, or because of, such termination. All other rights and obligations of the parties hereunder will expire upon termination of this Agreement.

     (b) SALARY CONTINUATION. If Employee's employment with the Company is terminated by the Company before the fifth anniversary of the date hereof other than pursuant to Section 4.1(a) or 4.1(b), the Company shall continue to pay to Employee the Base Salary provided for in Section 2.1 during the remainder of the Employment Period, and Employee shall continue to be bound by the covenants contained in Section 3 in accordance with the terms thereof.

   5.  MISCELLANEOUS.

     5.1 WAIVER. Failure of the Company at any time to enforce any provision of this Agreement or to require performance by Employee of any provision hereof shall in no way affect the validity of this Agreement or any part hereof or the right of the Company thereafter to enforce its rights hereunder; nor shall it be taken to constitute a condonation or waiver by the Company of that default or any other or subsequent default or breach.





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     5.2  NOTICE.  Any notice required to be given under the terms of this
Agreement shall be in writing and mailed to the recipient's last known address or delivered in person. If sent by registered or certified mail such notice shall be effective when mailed, otherwise, it shall be effective upon delivery.

     5.3 ASSIGNMENT. Except as set forth herein, no rights of any kind under this Agreement shall, without prior written consent of the Company, be transferable to or assignable by Employee or any other person, or be subject to alienation, encumbrance, garnishment, attachment, execution or levy of any kind, voluntary or involuntary. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns.

     5.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

     5.5 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same document.

     5.6 HEADINGS. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     5.7 ENTIRE AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto concerning the subject matter hereof. All negotiations among the parties hereto concerning the subject matter hereof are merged into this Agreement, and there are no representations, warranties, covenants, understandings or agreements, oral or otherwise, in relation thereto among the parties hereto other than those incorporated herein. The parties hereto acknowledge that the Company is a party to, and this Agreement is made in conjunction with, the Asset Purchase Agreement, the Merger Agreement and the Stock Purchase Agreement (collectively, the "Acquisition Agreements"); and it is understood that nothing in this Agreement is intended to modify the provisions of the Acquisition Agreements or any other agreement or instrument contemplated therein. Nothing expressed or implied in this Agreement is intended or shall be construed so as to grant or confer on any person, firm or corporation other than the parties hereto any rights or privileges hereunder. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto.





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   INTENDING TO BE LEGALLY BOUND, the parties or their duly authorized representatives have signed this Agreement on the date first written above.

                                        NCS HEALTHCARE OF OKLAHOMA, INC.
                                                         (the "Company")


                                        By:  /s/ Kevin B. Shaw
                                            __________________________________


                                        Title:  President
                                               _______________________________



                                         /s/ Charles Oliver
                                        ________________________________________
                                         CHARLES OLIVER ("Employee")





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